SMITH BARNEY INCOME FUNDS
On Behalf of
Smith Barney Municipal High Income Fund (the "Fund")

Supplement dated February 4, 1999 to
Prospectus dated November 27, 1998

The following information revises and supersedes, as applicable, the information set forth in the Prospectus under "Management of the Trust and the Fund - Portfolio Management."

Commencing February 3, 1999, Peter Coffey assumed responsibility as Portfolio Manager of the Fund. He is a Managing Director of Salomon Smith Barney Inc. and a portfolio manager of Mutual Management Corp.















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